Exhibit 99.2

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

[Additional counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL EMPLOYEES’ RETIREMENT SYSTEM, Derivatively on Behalf of BIO-RAD LABORATORIES, INC.,

Plaintiff,

        vs.

NORMAN SCHWARTZ, et al.,

Defendants,

        – and –

BIO-RAD LABORATORIES, INC., a Delaware corporation,

Nominal Party.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. C-15-00140 STIPULATION AND AGREEMENT OF SETTLEMENT Dept: 17 Date Action Filed: 1/23/15

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement, dated November 4, 2016 (“Stipulation” or “Settlement”), is made and entered into by and among the following parties, and by and through their respective counsel: (i) Plaintiffs International Brotherhood of Electrical Workers Local No. 38 Pension Fund and Wayne County Employees’ Retirement System (together, the “Delaware Plaintiffs”), in the action captioned In re Bio-Rad Laboratories, Inc. Stockholder Litigation, Consol. C.A. No. 11387-VCS (Del. Ch.) (the “Delaware Action”); and the City of Riviera Beach General Employees’ Retirement System (the “California Plaintiff,” and collectively with the Delaware Plaintiffs, the “Plaintiffs”), in the action captioned City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140 (Cal. Super. Ct.) (the “California Action,” and together with the Delaware Action, the “Actions”); on behalf of themselves and derivatively on behalf of Bio-Rad Laboratories, Inc. (“Bio-Rad” or the “Company”); (ii) Defendants Norman Schwartz, Alice N. Schwartz, Louis Drapeau, Deborah J. Neff, and Albert J. Hillman (together, the “Individual Defendants”); and (iii) Nominal Defendant Bio-Rad. Together, Plaintiffs, Individual Defendants and Bio-Rad are referred to as the “Settling Parties.” The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims1 upon approval by the Superior Court of California for the County of Contra Costa (“Court”), and subject to the terms and conditions hereof.

I.	OVERVIEW OF THE ACTIONS AND PROCEDURAL HISTORY

The Actions arise out of Individual Defendants’ alleged breaches of fiduciary duty in relation to the Foreign Corrupt Practices Act of 1977 (“FCPA”). In particular, while the Individual Defendants served as directors of Bio-Rad, Bio-Rad violated the books and records provisions of the FCPA with respect to certain aspects of its operations in Russia, Thailand and Vietnam, resulting in enforcement action by the United States Securities and Exchange Commission (“SEC”) and the United States Department of Justice.

[1]	All capitalized terms not otherwise defined are defined in Section IV.1.

STIPULATION AND AGREEMENT OF SETTLEMENT

A.	The California Action

On April 13, 2011, California Plaintiff City of Riviera Beach General Employees’ Retirement System (“City of Riviera Beach”) commenced its shareholder derivative action on behalf of Bio-Rad against certain of its directors for breach of fiduciary duty in the Court. Based on Bio-Rad’s violations of the FCPA, the complaint alleged, among other things, that the Individual Defendants breached their fiduciary duties by failing to implement internal control for compliance with the FCPA. The California Court dismissed the complaint filed by City of Riviera Beach in 2011 for failure to plead demand futility under Delaware law, but granted City of Riviera Beach leave to amend.

City of Riviera Beach filed its second complaint on January 23, 2015. On April 23, 2015, the Individual Defendants and Bio-Rad demurred to City of Riviera Beach’s second complaint, arguing that a pre-suit demand upon the Bio-Rad Board of Directors was not excused. On June 8, 2015, City of Riviera Beach opposed the demurrer, arguing that a demand was unnecessary because the Board failed to adopt any FCPA controls.

On August 17, 2015, the Court dismissed City of Riviera Beach’s second complaint without prejudice and with leave to amend. The Court concluded, among other things, that the complaint alleged only that Bio-Rad lacked sufficient FCPA controls and did not allege a sustained or systemic failure of oversight. The Court therefore held Bio-Rad’s directors did not face a risk of liability that excused a pre-suit demand.

On September 4, 2015, to address the pleading issues, City of Riviera Beach made a demand upon the Bio-Rad Board to investigate the Individual Defendants’ culpability for the Company’s FCPA violations. On September 4, 2015, City of Riviera Beach also filed a third complaint, alleging, among other things, that it had made a demand upon the Bio-Rad Board. Further, on September 8, 2015, City of Riviera Beach filed a motion to stay the California Action pending the completion of the investigation into the demand.

On October 6, 2015, the Individual Defendants and Bio-Rad demurred to the Amended Complaint and filed an opposition to California Plaintiff’s motion to stay. City of Riviera Beach subsequently responded to both pleadings in writing.

Thereafter, the Court scheduled a hearing on the demurrer and motion to stay for November 19, 2015. However, before the hearing, the parties agreed to explore a potential resolution of the derivative claims.

STIPULATION AND AGREEMENT OF SETTLEMENT

B.	The Delaware Action

In January 2015, pursuant to 8 Del. C. §220, each of the Delaware Plaintiffs lodged a books and records inspection demand upon the Company, requesting documents designed to reveal the Board’s role in Bio-Rad’s FCPA violations. The Company denied both requests. As a result, on April 21, 2015, and May 1, 2015, respectively, each of the Delaware Plaintiffs then filed a lawsuit in the Delaware Court alleging that the Company had wrongfully denied the Delaware Plaintiffs access to the demanded materials. These two cases were consolidated on May 26, 2015. After further discussions, the Delaware Plaintiffs and the Company reached an agreement requiring the Company to produce some of the requested documents, and the consolidated books and records action was voluntarily dismissed on July 27, 2015. Attorneys for the Delaware Plaintiffs reviewed the materials Bio-Rad produced in response to their books and records demand. After their review, the Delaware Plaintiffs determined that it was in the best interests of the Company to file stockholder derivative actions against the directors responsible for the corporate misconduct at Bio-Rad.

On August 13, 2015, the Delaware Plaintiffs each filed a stockholder derivative action against the Individual Defendants. See Int’l Bhd. of Elec. Workers Local 38 Pension Fund v. Schwartz, et al., C.A. No. 11387-VCN (Del. Ch.); Wayne Cnty. Emps.’ Ret. Sys. v. Schwartz, et al., C.A. No. 11390-VCN (Del. Ch.). On August 27, 2015, the Delaware Court consolidated the two Delaware derivative lawsuits into the current consolidated Delaware Action. Before the Individual Defendants’ answer or other response to Delaware Plaintiffs’ complaint was due, the parties to the Delaware Action represented to the Delaware Court that they had planned mediation. The parties to the Delaware Action requested a stay of the Delaware Action, which the Delaware Court granted on November 2, 2015. The parties to the Delaware Action have provided regular status updates to the Delaware Court during the pendency of settlement discussions.

C.	The Mediation and Settlement Negotiations

Beginning in October 2015, representatives of the Settling Parties commenced negotiations regarding possible resolution of the Actions. Ultimately, the Settling Parties engaged in a formal mediation process before the Honorable Layn R. Phillips, U.S. District Court Judge (Ret.), which culminated in an all-day, in-person mediation session on March 1, 2016, in Newport Beach, California.

STIPULATION AND AGREEMENT OF SETTLEMENT

Although the mediation did not produce a resolution, the Settling Parties’ settlement negotiations continued, with the assistance of Judge Phillips. As a result of these arm’s-length settlement negotiations, the Settling Parties reached an agreement-in-principle for the resolution of the Actions.

D.	The Independent Directors’ Approval of the Settlement

The members of the Derivative Litigation Mediation Committee of the Board, which is composed of independent Bio-Rad directors, exercised their business judgment and have unanimously approved the Settlement and each of its terms, including the attorneys’ fees and expenses provision as in the best interest of Bio-Rad and its shareholders.

II.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and potential appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Bio-Rad and its stockholders.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny each and every one of the claims and contentions alleged by the Plaintiffs in the Actions. The Individual Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions.

Nonetheless, the Individual Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Therefore, the Individual Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be settled in the manner and upon the terms and conditions set

STIPULATION AND AGREEMENT OF SETTLEMENT

forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation, all of the exhibits to this Stipulation (collectively, the “Exhibits”), the entry of the Judgment, and any action taken to carry out this Stipulation shall in no event be construed as, or used as evidence or an admission or concession by the Individual Defendants of any claim of fault, liability, wrongdoing, or damage whatsoever.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (on behalf of themselves and derivatively on behalf of Bio-Rad), Individual Defendants, and Bio-Rad, through their respective counsel or attorneys of record, as follows:

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Actions” means the Delaware Action and the California Action, defined herein.

1.2 “Bio-Rad” means Bio-Rad Laboratories, Inc., and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns, officers and employees.

1.3 “Board” means the Bio-Rad Board of Directors.

1.4 “California Action” means the proceeding entitled City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140 (Cal. Super. Ct.), pending in the California Court.

1.5 “Court” means the Superior Court of the State of California, County of Contra Costa.

1.6 “Defendants” means (i) Nominal Defendant Bio-Rad Laboratories, Inc. (“Bio-Rad” or “Company”); and (ii) Norman Schwartz, Alice N. Schwartz, Louis Drapeau, Deborah J. Neff, and Albert J. Hillman.

1.7 “Delaware Action” means the consolidated proceeding entitled In re Bio-Rad Laboratories, Inc. Stockholder Litigation, Consol. C.A. No. 11387-VCS (Del. Ch.), pending in the Delaware Court.

1.8 “Delaware Court” means the Court of Chancery for the State of Delaware.

1.9 “Demand Letter” means the letter sent by City of Riviera Beach General Employees’ Retirement System to the Board on September 4, 2015.

STIPULATION AND AGREEMENT OF SETTLEMENT

1.10 “Effective Date” means the first date by which all of the events and conditions specified in Paragraph 6.1 herein have been met and have occurred.

1.11 “Final” means when the last of the following with respect to the Judgment (as defined below in Paragraph 1.12) shall have occurred: (i) no appeal or petition for review by writ has been filed and the time has passed for any notice of appeal or writ petition to be timely filed from the Judgment/dismissal; or (ii) an appeal has been filed and the court of appeals has either affirmed the Judgment/dismissal or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (iii) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment/dismissal or affirmed the court of appeals’ decision affirming the Judgment/dismissal or dismissing the appeal.

1.12 “Judgment” means the Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

1.13 “Notice” means the Notice of Proposed Derivative Settlement and Summary Notice of Proposed Derivative Settlement, substantially in the forms of Exhibits C-1 and C-2 attached hereto.

1.14 “Person” or “Persons” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.15 “Plaintiffs” means, collectively, City of Riviera Beach General Employees’ Retirement System, International Brotherhood of Electrical Workers Local No. 38 Pension Fund, and Wayne County Employees’ Retirement System.

1.16 “Order Approving Derivative Settlement” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice to be rendered by the Court, substantially in the form attached hereto as Exhibit D.

1.17 “Lead Counsel” means: (i) Robbins Geller Rudman & Dowd LLP, 655 W. Broadway, Suite 1900, San Diego, CA 92101; (ii) Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, CA 92101; (iii) Scott+Scott, Attorneys at Law, LLP, The Helmsley Building, 230 Park Avenue, 17th Floor,

STIPULATION AND AGREEMENT OF SETTLEMENT

New York, NY 10169; and (iv) Kirby McInerney LLP, 825 Third Avenue, New York, NY 10022 who are counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with any of the Actions.

1.18 “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any Plaintiffs in connection with the Actions.

1.19 “Released Claims” shall collectively mean all claims (including Unknown Claims, as defined below), debts, demands, rights, liabilities, obligations and causes of action of any nature or description whatsoever, known or unknown, whether or not concealed or hidden, that have been, could or might have been, asserted by Plaintiffs, Bio-Rad and/or any Bio-Rad shareholder derivatively on behalf of Bio-Rad against any Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, professional negligence, mismanagement, corporate waste, or violations of any state or federal statutes, rules or regulations), for conduct, actions, failures to act, occurrences or events through and including the date on which this Stipulation is executed by all signatures that are based upon or related to: (i) the facts, transactions, events, occurrences, actions, omissions, or failures to act which were alleged or described in the Actions or the Demand Letter; (ii) any claims of FCPA violations by Bio-Rad, the Individual Defendants, or any of the Released Persons; and/or (iii) the defense, prosecution, institution, assertion, settlement or resolution of the Actions, including the payments provided for in this Stipulation, and the reasonable attorneys’ fees, costs, and expenses incurred in defense thereof. Notwithstanding the foregoing, Released Claims shall not include claims to enforce the terms of this Stipulation or the Settlement. In addition, Released Claims shall not include any claims (including Unknown Claims, as defined below), rights, demands, causes of action, liabilities, and debts of every nature and description whatsoever, whether known or unknown, whether or not concealed or hidden, that arise after the date of this Stipulation in the action entitled Sanford S. Wadler v. Bio-Rad Laboratories Inc., et al., Case No. 3:15-cv-02356 (N.D. Cal.).

STIPULATION AND AGREEMENT OF SETTLEMENT

1.20 “Released Persons” means, collectively, (a) Bio-Rad and each and all of the Individual Defendants, each and all of Bio-Rad’s and the Individual Defendants’ respective parents, subsidiaries, affiliates, successors, predecessors, assigns, any entity in which Bio-Rad or any Individual Defendant has or have a controlling interest (directly or indirectly), members of any Individual Defendant’s immediate family, any entity in which any member of any Individual Defendant’s immediate family has or had a controlling interest (directly or indirectly), and any trust of which any Individual Defendant is the settlor or which is for the benefit of any Individual Defendant and/or member(s) of his or her family, and (b) each and all of Bio-Rad’s and the Individual Defendants’ respective past and present accountants, administrators, advisors, affiliates, agents, attorneys, auditors, co-insurers, commercial bank lenders, consultants, stockholders, directors, employees, executors, financial advisors, general or limited partnerships, heirs, insurers, investment advisors, investment bankers, investment banks, joint ventures, officers, personal or legal representatives, predecessors, principals, reinsurers, representatives, stockholders, spouses and domestic partners.

1.21 “Settling Parties” means, collectively, each of the Plaintiffs (on behalf of themselves and derivatively on behalf of Bio-Rad), each of the Individual Defendants, and Nominal Defendant Bio-Rad.

1.22 “Settlement” means the settlement documented in this Stipulation.

1.23 “Unknown Claims” means any Released Claims that Plaintiffs, Bio-Rad, or any Bio-Rad shareholder derivatively on behalf of Bio-Rad do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, the Individual Defendants and Bio-Rad expressly waive, and each of Bio-Rad’s shareholders shall be deemed to have and by operation of the Judgment shall have expressly waived, the provisions, rights and benefits of California Civil Code §1542, or any other law of the United States or any territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

STIPULATION AND AGREEMENT OF SETTLEMENT

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, including, but not limited to, conduct that is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery of additional or different facts. Plaintiffs and Bio-Rad acknowledge, and Bio-Rad’s stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement.

2.	Consideration

2.1 In connection with the Settlement of the Actions, the Bio-Rad Board shall adopt, implement and maintain the corporate governance measures specified in Exhibit A within sixty (60) days after final approval of the proposed Settlement by the Court. The corporate governance reforms shall remain in effect for not fewer than five (5) years from that date and shall not be altered without an order by the Court. Bio-Rad and the Individual Defendants acknowledge and agree that the corporate governance reforms set forth in Exhibit A confer substantial benefits to Bio-Rad and its shareholders. Without admitting any wrongdoing, Bio-Rad and the Individual Defendants acknowledge and agree that the Actions filed and the Demand Letter served by Plaintiffs precipitated and were a material factor in Bio-Rad’s decision to adopt, implement and maintain the corporate governance reforms set forth in Exhibits A, A-1 and A-2.

STIPULATION AND AGREEMENT OF SETTLEMENT

3.	Procedure for Implementing the Settlement

3.1 Within fifteen (15) business days after execution of this Stipulation, Plaintiffs shall submit the Stipulation and its Exhibits to the Court and shall apply for an order substantially in the form of Exhibit B hereto, requesting (i) the preliminary approval of the Settlement set forth in this Stipulation (the “Preliminary Approval Order”); (ii) approval of the Notice of Proposed Derivative Settlement (“Long-Form Notice”) and Summary Notice of Proposed Derivative Settlement (“Summary Notice”), substantially in the forms of Exhibits C-1 and C-2 hereto, which shall include the terms of the Settlement set forth in this Stipulation, including the terms of the fees and expenses to be paid to Plaintiffs’ Counsel and the date of the Settlement Hearing (as defined below); and (iii) approval of the method of providing the Notice to current Bio-Rad shareholders as set forth below.

3.2 Within five (5) business days of the Court’s issuance of the Preliminary Approval Order, Bio-Rad shall (i) cause the Stipulation and Long-Form Notice, substantially in the form of Exhibit C-1 hereto, to be filed with the SEC via a Form 8-K; (ii) publish the Summary Notice, substantially in the form of Exhibit C-2 hereto, for one day in Investor’s Business Daily; and (iii) post the Stipulation and Long-Form Notice on Bio-Rad’s website such that visitors to the “Investors” section of the website will readily find a hyperlink to the Long-Form Notice, which posting shall be maintained through the date of the Settlement Hearing. All costs in providing Notice will be paid by or on behalf of Bio-Rad.

3.3 Plaintiffs will also request that sixty (60) days after the Settlement Notice is given, the Court hold a hearing in the Actions (the “Settlement Hearing”) to consider and determine whether the Order Approving Derivative Settlement and the Judgment, substantially in the forms of Exhibits D and E hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; and (b) dismissing with prejudice the Actions against Defendants.

3.4 Within five (5) business days of the date that the Judgment becomes Final, the Delaware Plaintiffs shall file a voluntary dismissal with prejudice of the Delaware Action and shall otherwise use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper and appropriate to secure dismissal with prejudice of the Delaware Action. In addition, the Settling Parties shall cooperate to secure the dismissal with prejudice of the Delaware Action.

3.5 The Settling Parties agree that all proceedings and further activity between the Settling Parties in the Actions regarding or directed to the Actions or the Demand Letter, except for those relating to the Settlement, shall be stayed pending the Court’s final approval of the Settlement.

STIPULATION AND AGREEMENT OF SETTLEMENT

3.6 Pending the Effective Date, Plaintiffs and Plaintiffs’ Counsel agree not to commence or participate in any other actions or proceedings asserting any of the Released Claims against any of the Released Persons. The Settling Parties further agree that they shall cooperate in opposing any subsequently filed similar actions and request that they be either dismissed or stayed.

4.	Releases

4.1 Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Bio-Rad), Bio-Rad, and each of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims (including Unknown Claims) against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

4.2 Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Bio-Rad), Bio-Rad, and each of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) shall be deemed to have, and by operation of the Judgment shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

4.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Bio-Rad, Plaintiffs and Plaintiffs’ Counsel and all of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims up to and through the date of this Stipulation of Settlement. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.4 Nothing in this Stipulation constitutes or reflects a waiver or release of: (i) any rights or claims of the Company pursuant to any contract(s) or agreement(s) with any Individual Defendant, including, but not limited to, any rights or claims pertaining to claw back; (ii) any rights or claims of the

STIPULATION AND AGREEMENT OF SETTLEMENT

Individual Defendants pursuant to any contract(s) or agreement(s) with the Company, including, but not limited to, any rights or claims pertaining to indemnification or advancement of expenses; (iii) any rights or claims of the Individual Defendants to indemnification or advancement of attorneys’ fees or expenses relating to the Actions or the Released Claims arising from the Company’s articles of incorporation, bylaws, or applicable law; and (iv) any rights or claims of the Individual Defendants or Bio-Rad with respect to their insurers and/or the insurers’ current or former parents, subsidiaries, associates, affiliates, co-insurers, reinsurers and assigns, including, but not limited to, any rights or claims under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company.

5.	Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses and Service Awards

5.1 After negotiating the principal governance terms of the Settlement, counsel for Plaintiffs and Bio-Rad, acting through the non-defendant independent members of the Bio-Rad Board, with the assistance of Judge Phillips, United States District Judge (Ret.), separately negotiated the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel based upon the substantial benefits conferred upon Bio-Rad by the relief obtained via the Actions. As a result of these negotiations, and in light of the substantial benefits conferred upon Bio-Rad by Plaintiffs’ Counsel’s efforts, the Company has agreed to pay $3,500,000 for Plaintiffs’ Counsel’s attorneys’ fees and expenses, subject to court approval (the “Fees and Expenses”).

5.2 Upon approval by the Court, the separately negotiated Fees and Expenses shall be paid to Plaintiffs’ Counsel, within five (5) business days after the final approval of the Settlement by the Court, notwithstanding the existence of any timely filed objections to the Settlement, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. The Fees and Expenses shall be paid to Robbins Geller Rudman & Dowd LLP as receiving agent for Plaintiffs’ Counsel, subject to Plaintiffs’ Counsel’s several obligation to make appropriate refunds or repayment of the principal amount received within five (5) business days as a result of any appeal and/or further proceedings on remand, successful collateral attack or cancellation of the Settlement. The Fees and Expenses shall constitute full, complete, and exclusive compensation for Plaintiffs’ Counsel’s efforts, fees, services, and expenses. In addition, Plaintiffs may apply to the Court for reasonable service awards to compensate them for the time expended in prosecuting these Actions. Such service awards shall be paid from their respective counsel’s attorneys’ fees and limited to no more than $5,000 to each Plaintiff.

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5.3 Final resolution by the California Court or any other court of the Fees and Expenses shall not be a precondition to the Settlement or the dismissal of the California Action and the Delaware Action in accordance with the Settlement and this Stipulation, and the award of Fees and Expenses to Plaintiffs’ Counsel may be considered separately from the Settlement. Neither any failure of the California Court or any other court (including any appellate court) to approve the Fees and Expenses in whole or in part, nor any other reduction, modification, or reversal of the award order or failure of the award order to become final, shall have any impact on the effectiveness of the Settlement, provide any of the Settling Parties with the right to terminate the Settlement or this Stipulation, or affect or delay the binding effect or finality of the Judgment and the release of the Released Claims.

6.	Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events: (a) the Derivative Litigation Mediation Committee of the Board, exercising its independent business judgment, has approved the Settlement, and each of its terms, as in the best interest of Bio-Rad and its shareholders; (b) preliminary approval by the Court of the Settlement, including approval of the content and method of providing the Notice; (c) dissemination of the Notice as set forth above; (d) the entry by the Court of the Order Approving Derivative Settlement and the Judgment, in all material respects in the forms set forth as Exhibits D and E hereto, approving the Settlement without awarding costs to any party, except as provided herein; (e) dismissal with prejudice of the Delaware Action; and (f) the Judgment and the dismissal of the Delaware Action have become Final.

6.2 If any of the conditions specified in Paragraph 6.1 are not met, then the Stipulation shall be canceled and terminated subject to Paragraph 6.3, and the Settling Parties shall be restored to their respective positions in the Actions as of the date of this Stipulation, unless Plaintiffs’ Counsel and counsel for Defendants mutually agree in writing to proceed with the Stipulation.

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6.3 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding.

7.	Miscellaneous Provisions

7.1 The Settling Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2 The Settling Parties agree that the terms of the Settlement were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties will request that the Order Approving Derivative Settlement will contain a finding that during the course of the Actions, the Settling Parties and their respective counsel at all times complied with the requirements of F.R.C.P. 11, California Code of Civil Procedure §128.7, and all other similar rules of professional conduct. The Settling Parties reserve their right to rebut, in a manner that the parties determine to be appropriate, any contention made in any public forum that the Actions were brought or defended in bad faith or without a reasonable basis.

7.3 Neither the Stipulation (including any Exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is or may be deemed to be or may be used as a presumption, concession, admission or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither this Stipulation nor the Settlement, nor any

STIPULATION AND AGREEMENT OF SETTLEMENT

act performed or document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

7.4 Nothing in this Stipulation or the negotiations or proceedings related thereto is intended to be or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, joint-defense privilege, or work product immunity.

7.5 The waiver by any party of any breach of this Stipulation by any other party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.

7.6 The Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any Exhibit attached hereto, the terms of the Stipulation shall prevail.

7.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest.

7.8 The Stipulation and the Exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Actions, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters.

7.9 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, and they further agree that any planned, proposed or actual sale, merger or change-in-control of Bio-Rad shall not void this Stipulation.

STIPULATION AND AGREEMENT OF SETTLEMENT

7.10 The Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles. No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

7.11 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information and documents shall survive this Stipulation.

7.12 Each counsel or other Person executing the Stipulation or its Exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so.

7.13 The Stipulation may be executed by facsimile or PDF and in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts, either originally executed or copies thereof, shall be filed with the California Court.

7.14 This Stipulation shall not be construed more strictly against one party than another merely because it, or any part of it, may have been prepared by counsel for one of the parties, it being recognized that it is the result of arm’s-length negotiations between the Settling Parties and all of the Settling Parties have contributed substantially and materially to the preparation of this Stipulation.

7.15 This Stipulation and the Settlement contemplated by it shall be governed by and construed in accordance with the laws of the State of California without regard to choice of law or conflict of law principles. Any action arising out of or relating to this Stipulation or the Settlement contemplated by it shall be brought exclusively in the California Court. Each of the Settling Parties irrevocably submits to the personal jurisdiction of the California Court (and all courts to which an appeal may be taken from the California Court) in any such action, agrees that it shall not attempt to deny or defeat personal jurisdiction by motion or other request for leave, and waives any objection to venue in the California Court and any claim that the California Court is an inconvenient forum. THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO DEMAND A JURY TRIAL AS TO ANY DISPUTE DESCRIBED IN THIS PARAGRAPH.

STIPULATION AND AGREEMENT OF SETTLEMENT

7.16 The Settling Parties hereby represent and warrant that they have not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under or arising out of the Released Claims.

IN WITNESS HEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of November 4, 2016.

DATED: November 4, 2016	ROBBINS GELLER RUDMAN & DOWD LLP TRAVIS E. DOWNS III BENNY C. GOODMAN III ERIK W. LUEDEKE

/s/ Travis E. Downs III
TRAVIS E. DOWNS III

655 West Broadway, Suite 1900 San Diego, CA 92101-8498 Telephone: 619/231-1058 619/231-7423 (fax)

DATED: November 4, 2016	ROBBINS ARROYO LLP BRIAN J. ROBBINS CRAIG W. SMITH JENNY L. DIXON

/s/ Craig W. Smith
CRAIG W. SMITH

600 B Street, Suite 1900 San Diego, CA 92101 Telephone: 619/525-3990 619/525-3991 (fax)

DATED: November 4, 2016	SCOTT+SCOTT LLP, Attorneys At Law JUDITH S. SCOLNICK

/s/ Judith S. Scolnick
JUDITH S. SCOLNICK

STIPULATION AND AGREEMENT OF SETTLEMENT

The Chrysler Building 405 Lexington Avenue, 40th Floor New York, NY 10174 Telephone: 212/233-6444

DATED: November 4, 2016	KIRBY MCINERNEY LLP PETER S. LINDEN MARK A. STRAUSS MELISSA A. FORTUNATO

/s/ Peter S. Linden
PETER S. LINDEN

825 Third Avenue New York, NY 10022 Telephone: 212/371-6600 212/751-2540 (fax)

Attorneys for Plaintiffs

DATED: November 4, 2016	LATHAM & WATKINS LLP KEVIN H. METZ

/s/ Kevin H. Metz
KEVIN H. METZ

555 Eleventh Street, NW Washington, D.C. 20004 Telephone: 202/637-2200 202/637-2201 (fax)

DATED: November 4, 2016	ABRAMS & BAYLISS LLP KEVIN G. ABRAMS DANIEL R. CIARROCKI

/s/ Kevin G. Abrams
KEVIN G. ABRAMS

20 Montchanin Road, Suite 200 Wilmington, DE 19807 Telephone: 302/778-1000 302/778-1001 (fax)

Attorneys for Individual Defendants Norman Schwartz, Alice N. Schwartz, Louis Drapeau, Deborah J. Neff, Albert J. Hillman, and Nominal Defendant Bio-Rad Laboratories, Inc.

STIPULATION AND AGREEMENT OF SETTLEMENT

Exhibit A

BIO-RAD LABORATORIES, INC. (the “Company”)

Legal and Regulatory Compliance Committee Charter

Requirements and Structure

The membership of the Legal and Regulatory Compliance Committee (the “Compliance Committee”) shall be determined by the board of directors of the Company (the “Board”) and shall consist of at least three (3) independent nonexecutive members, each of whom is a member of the Board and provided at least four members of the Board are independent (each, a “Member”). If the Board has fewer than four independent members, the Compliance Committee may consist of two (2) independent nonexecutive Members. In such event, both members must be present to establish a quorum. To be considered independent, a Member must meet the applicable independence requirements of the New York Stock Exchange. The Compliance Committee shall be operative for at least five (5) years from implementation.

The Board shall elect or appoint a Member to be the chairperson of the Compliance Committee (the “Chairperson”). The Board may remove a Member at any time, with or without cause, provided however that the initial members of the Compliance Committee shall serve for a minimum of one year from the Committee’s establishment.

Purpose and Role

The purpose of the Compliance Committee is to assist the Board with its oversight of the Company’s compliance with the Foreign Corrupt Practice Act of 1977 (“FCPA”) and other anti-corruption, anti-kickback and false-claims laws, as well as the Company’s Compliance Program and related compliance policies, as further described in the Authority and Process section below.

In addition to the authority delegated to the Compliance Committee in this Charter, the Compliance Committee may exercise any other powers delegated to it by the Board from time to time consistent with the Company’s bylaws. The authority delegated by the Board to the Compliance Committee in this Charter or otherwise shall be exercised and carried out by the Compliance Committee as it deems appropriate without requirement of Board approval. While acting within the scope of the powers delegated to it, the Compliance Committee shall have and may exercise all the powers and authority of the Board.

Authority and Process

The Compliance Committee shall adopt the Legal and Regulatory Compliance Committee Policies and Procedures (set forth below) to carry out the responsibilities set forth in this Charter. Such policies and procedures will have the purpose of causing the legal, regulatory and ethical compliance practices and policies of the Company to be in accordance with all applicable laws and regulations.

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The Compliance Committee may retain independent counsel, experts or advisors that the Compliance Committee believes to be necessary or appropriate. The Compliance Committee may request and meet privately with any member of the Company’s senior management team or any other Company employee. The Compliance Committee will also have the right to use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, to pay the Compliance Committee’s expenses in conducting its operations. The Compliance Committee may conduct or authorize investigations into any matters within the scope of the authority delegated it.

The Compliance Committee shall have the authority to:

•	Review and oversee the Company’s Compliance Program and the Company’s compliance with relevant laws, regulations, and internal procedures.

•	Review and evaluate internal reports and external data to assess whether there are significant concerns regarding the Company’s regulatory and/or compliance practices.

•	Oversee the implementation of the Company’s Compliance Program with respect to companies acquired by the Company or in which the Company otherwise exercises a controlling interest.

•	At least annually, report to the Board of Directors on the state of the Company’s compliance functions.

•	Convey to the Company’s directors and employees that compliance commitment is a part of their compensation and performance reviews.

Meetings

The Compliance Committee shall meet at least once during each fiscal quarter, and otherwise, as the Compliance Committee determines necessary to carry out its responsibilities.

The Chairperson shall be responsible for scheduling all meetings of the Compliance Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Compliance Committee may adopt such other rules and regulations for calling and holding its meetings and for the transaction of business at such meetings as is necessary or desirable and not inconsistent with the provisions of the Company’s bylaws or this Charter.

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Exhibit A-1

BIO-RAD LABORATORIES, INC. (the “Company”)

Legal and Regulatory Compliance Committee Policies and Procedures

I.	Purpose and Scope

As described in the Bio-Rad Legal and Regulatory Compliance Committee Charter (“Compliance Committee Charter”), the Legal and Regulatory Compliance Committee (“Compliance Committee”) shall oversee Bio-Rad’s compliance with the Foreign Corrupt Practices Act (“FCPA”), and other anti-corruption, anti-kickback and false claims laws as well as Bio-Rad’s Compliance Program and related compliance policies.

In the event of any discrepancies or inconsistencies, the Compliance Committee Charter governs the operations of the Compliance Committee and supersedes the Compliance Committee Policies and Procedures described herein.

II.	Powers and Authority of the Compliance Committee

A. The Compliance Committee shall be empowered to assist the Bio-Rad Board with oversight of the Company’s compliance with the FCPA and similar anti-corruption, anti-kickback and false claims laws, as well as the Company’s Compliance Program and related compliance policies.

B. While acting within the scope of its delegated authoirty, the Compliance Committee shall have and may exercise all the powers of the Board.

C. The Compliance Committee shall be able to direct management to conduct audits on compliance, legal and/or regulatory concerns. The Compliance Committee shall be able to direct whether it should be the direct recipient of the results of such an audit.

D. The Compliance Committee may request and meet privately with any member of the Bio-Rad senior management team or any other Bio-Rad employee.

E. The Compliance Committee shall be able to retain outside counsel with appropriate expertise, experts, and advisors in the discharge of its responsibilities. Consistent with the Compliance Committee Charter, the Company shall provide for appropriate funding, for payment of compensation to counsel, experts or advisors employed by the Compliance Committee and ordinary administrative expenses of the Compliance Committee that are appropriate for carrying out its duties. The Compliance Committee will also have the right to use the services of the Company’s regular legal counsel or other advisors to the Company.

F. The Chief Executive Officer shall consult with the Compliance Committee in advance of any termination or replacement of the Chief Compliance Officer.

G. The Compliance Committee shall, at least annually, convey to Bio-Rad’s directors, senior management, executives, managers, and all other employees that a commitment to legal and regulatory compliance, including with the FCPA and similar anti-corruption laws, is a part of their compensation and performance reviews.

III.	Review and Reporting Responsibilities

With respect to Bio-Rad’s Compliance Program, the Compliance Committee shall have the following review and reporting responsibilities:

A.	On an annual basis, the Compliance Committee shall:

1.	receive a report from Internal Audit on completion and results of any legal and/or regulatory compliance audits performed by Bio-Rad’s internal auditor at the Company and its subsidiaries. The report shall include an assessment of any known FCPA compliance risks associated with each audit with an unsatisfactory rating;

2.	receive a report from the CCO on any audits performed on third party agents and distributors related to compliance with Company agreements and applicable laws and regulations, including, without limitation, the FCPA and similar anti-corruption laws.

3.	report to the Board on the state of the Company’s legal and regulatory compliance functions, including, without limitation, (i) any disagreements with management; (ii) the Compliance Committee’s assessment of the adequacy of legal and/or regulatory compliance staffing and resources; (iii) recent developments, updates, or changes to the FCPA, state and federal false claims and anti-kickback laws, and other applicable anti-corruption laws; (iv) recent enforcement trends; (v) any significant disciplinary actions against any compliance or internal audit personnel; and (vi) any other issues that the Compliance Committee determines reflects any systemic or widespread problems in compliance exposing Bio-Rad to substantial compliance risk.

B.	On a quarterly basis, receive a presentation from the Chief Compliance Officer (“CCO”) regarding Bio-Rad’s compliance with the FCPA and similar anti-corruption laws (“Compliance Matters). The presentation shall include:

1.	an assessment of the effectiveness of Bio-Rad’s FCPA, similar anti-corruption and related legal and regulatory compliance efforts;

2.	an assessment of key compliance issues, government investigations and hotline tips;

3.	a summary of the nature and scope of compliance investigations;

4.	any other issues that are deemed to reflect any systemic or widespread problems exposing Bio-Rad to substantial compliance risk;

5.	an assessment of the Company’s Compliance Program and related compliance policies, staffing and resources, including any recommendations to the Chief Executive Officer and Chief Operating Officer on adequacy of staffing and resources of Bio-Rad’s Compliance Program and related compliance policies.

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C.	On a quarterly basis, with respect to Bio-Rad’s review and evaluation of external complaints alleging significant concerns in Bio-Rad’s legal and/or regulatory compliance behavior, including with regard to the FCPA and similar anti-corruption laws, and based on criteria to be developed by the Compliance Committee:

1.	review all whistle-blower complaints relating to Compliance Matters, the responses to such complaints, and reports on the steps taken to implement the responses;

2.	review qui tam lawsuits unsealed by the government and/or made known to Bio-Rad relating to Compliance Matters. This review shall include an assessment of the factual allegations of the claims, any potential legal exposure for the Company, and whether it reflects a regulatory or compliance problem;

3.	review all government investigations relating to Compliance Matters. This review shall include an assessment of the details and factual reports on the investigation, the conduct at issue, and whether it reflects a regulatory or compliance issue at the Company; and

4.	review a report on retaliation claims, lawsuits to settlements relating to Compliance Matters.

D.	At least every two years, commission (1) an external review by counsel or other professionals of relevant Company policies for compliance with applicable laws and regulations, and (2) a risk assessment of the Company’s operations to ensure that the Company’s Compliance Program appropriately addresses the Company’s regulatory and compliance risks.

E.	For any newly acquired companies, or a company in which Bio-Rad exercises a controlling interest, the CCO shall report to the Compliance Committee on the following:

1.	any compliance, regulatory or criminal issues or investigations, qui tam actions, or pending FCPA investigations and/or lawsuits of which Bio-Rad becomes aware, and the status of each;

2.	a timetable for training compliance, regulatory and legal personnel at the acquired company of the policies, procedures and reporting requirements of Bio-Rad, such training to be completed as soon as practicable; and

3.	a timetable for training employees, and where necessary and appropriate, business partners, at the acquired company of the policies, procedures and reporting requirements of Bio-Rad, such training to be completed as soon as practicable.

IV.	Acquisitions

When Bio-Rad acquires or otherwise obtains a new controlling interest in an entity, Bio-Rad shall use good faith efforts to complete (1) Bio-Rad Code of Business Ethics and Conduct training, and (2) International Anti-Corruption Compliance Manual training, for all employees of the newly-acquired company within 90 days of closing; and (3) implementation of all other legal and regulatory policies and procedures, including those related to the FCPA and similar anti-corruption laws, as soon as practicable after closing.

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V.	Division of Authority Between the Audit Committee and Compliance Committee

A. The Audit Committee remains responsible for certain legal and regulatory compliance functions. Both internal and external auditors, as well as the Ethics and Compliance Council, will continue to report to the Audit Committee in a manner consistent with current practices to the Audit Committee, except to the extent that either is required to report to the Compliance Committee by the provisions and procedures set forth herein.

B. Management shall report to the Compliance Committee if there is any significant disciplinary action against any compliance personnel, including the nature of the conduct that lead to the disciplinary action, the disciplinary action and the reason for it, and an analysis of whether the underlying conduct reflects any compliance or regulatory problems or issues.

C. In advance of the report set forth above in subsection III.A.1, the Audit Committee and Compliance Committee, either through their Chairs or otherwise, shall confer on any matters of mutual interest in light of their respective responsibilities.

VI.	Compensation Clawback Policy

If there is a (i) government criminal charge or civil complaint indicating a significant compliance or regulatory problem that results in a criminal conviction or a civil settlement with the Department of Justice, (ii) qui tam action in which the government intervenes, or (iii) such other government or regulatory action that, in the judgment of the Board, has caused significant regulatory, financial or reputation damage to the Company, then the Compliance Committee must consider recommending to the Compensation Committee taking actions consistent with those provisions described below with respect to compensation:

A. The Compliance Committee shall make a written recommendation to the Compensation Committee concerning the extent, if any, that the incentive-based compensation of any executive, senior manager, compliance personnel and/or attorney involved in the conduct described above or with direct supervision over an employee that engaged in the conduct described above should be reduced or extinguished.

B. The incentive-based compensation of any executive, senior manager, compliance personnel and/or attorney shall not be impacted if they were not involved in the misconduct or engaged in the direct or indirect supervision of the employee involved in the misconduct.

C. Nothing in this section is designed to limit or restrict the Company or the Board from taking any disciplinary action they deem appropriate.

VII.	Liability of Company Officers or Directors

Nothing herein shall expand the liabilities of any Bio-Rad directors or officers beyond any liabilities otherwise imposed by law.

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Exhibit A-2

BIO-RAD LABORATORIES, INC. (the “Company”)

1.	Director Training: Each member of the Board of Directors of the Company (the “Board”) shall attend a training program that emphasizes corporate ethics and compliance with the Foreign Corrupt Practices Act of 1977 (“FCPA”) within six (6) months after final court approval of this settlement. All new directors shall attend a program similar to that referenced above within six (6) months of appointment to the Board.

a.	Training shall include coverage of Bio-Rad’s International Anti-Corruption Compliance Manual, as appropriate, and the Code of Business Ethics and Conduct. The content of the training materials shall be annually reviewed by the Chief Compliance Officer to ensure the materials are current and appropriately tailored to address, if applicable, recent developments, updates, or changes to the FCPA, applicable state and federal false claims and anti-kickback laws, and other applicable anti-corruption laws. Patterns and issues identified in the FCPA testing program shall be addressed in updated training materials, revisions to policies, and/or in notices posted on Bio-Rad intranet and circulated to appropriate personnel.

b.	Training shall be conducted through live training or online, as appropriate. The Company shall continue to require completion of a tailored online anti-corruption e-training module upon appointment.

2.	Additional Duties of the Chief Compliance Officer (“CCO”)

a.	The CCO shall interact with the executive team and oversee implementation and maintenance of the Company’s compliance programs, including FCPA compliance programs, with particular emphasis on business operations in high-risk countries.

b.	The CCO, or the CCO’s designee, shall implement compliance policies addressing bidding and tenders; samples and free products; and loaners and evaluation products. The CCO, or the CCO’s designee, shall monitor compliance with these policies through the Compliance Department;

c.	The CCO, or the CCO’s designee, shall implement an augmented global pricing and discount policy with embedded compliance controls; and

d.	The CCO shall have the right to present a report at any regularly-noticed meeting of the Board, the Audit Committee or the Compliance Committee.

3.	Compliance and Ethics Leads: The Company shall hire at least three Compliance and Ethics Leads to work outside the United States, in locations identified by the CCO. These employees will report to the CCO or his designee and will be funded by corporate headquarters.

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4.	Board and Compliance Committee: The Board shall monitor and review on a regular basis senior management’s efforts to make clear to all levels of management that ethical performance is monitored as well as financial performance. The Legal and Regulatory Compliance Committee shall take steps to promote an ethical corporate culture through the creation of enhanced training and enhanced compliance measures.

5.	Compliance and Ethics Council: The Compliance and Ethics Council (the “Council”) shall be required to have a quorum, consisting of a majority of members present in-person or via telephone or video conference, to conduct meetings. The Council shall prepare minutes for every meeting. The membership of the Council shall include one representative from each of the Company’s principal international sectors. These representatives will report to the CCO or the CCO’s designee.

6.	Annual Review of the Code of Business Ethics & Conduct: The CCO and General Counsel (or their designees) shall review the Code of Business Ethics & Conduct on an annual basis and any changes suggested by them shall be reviewed by the Board of Directors.

7.	Transparency. The Company shall make available on its website current versions of Bio-Rad’s: (a) Certificate of Incorporation; (b) By-Laws; (c) Audit Committee Charter; (d) Supplier Code of Conduct; (e) Code of Business Ethics & Conduct; and (f) California Transparency in Supply Chains Act Disclosure.

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ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL	)	Case No. C-15-00140
EMPLOYEES’ RETIREMENT SYSTEM,	)
Derivatively on Behalf of BIO-RAD	)	[PROPOSED] ORDER PRELIMINARILY
LABORATORIES, INC.,	)	APPROVING DERIVATIVE SETTLEMENT
	)	AND PROVIDING FOR NOTICE
Plaintiff,	)
	)	Dept: 17
vs.	)	Date Action Filed: 1/23/15
)
NORMAN SCHWARTZ, et al.,	)
)
Defendants,	)
)
– and –)
)
BIO-RAD LABORATORIES, INC., a	)
Delaware corporation,	)
)
Nominal Party.	)
)

EXHIBIT B

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, a shareholder derivative action is pending in the Court entitled City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140 (the “Actions”);

WHEREAS, the Plaintiff having moved, pursuant to California Corporations Code §800 for an order: (i) preliminarily approving the proposed settlement of the derivative Actions, in accordance with a Stipulation and Agreement of Settlement, dated November 4, 2016 (the “Stipulation” or “Settlement”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Actions with prejudice; and (ii) approving the dissemination of the Notice of Proposed Derivative Settlement and Summary Notice of Proposed Derivative Settlement;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW, THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Actions.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on March 2, 2017, at 9:00 a.m., at 725 Court Street, Martinez, CA 94553, to (i) determine whether the Settlement of the Actions on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Bio-Rad Laboratories, Inc. (“Bio-Rad” or the “Company”) and its shareholders and should be approved by the Court; (ii) determine whether the Judgment and the Order Approving Derivative Settlement as provided in ¶¶1.12 and 1.16 of the Stipulation should be entered herein; (iii) determine whether to award attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to the Plaintiffs; and (iv) rule on such other matters as the Court may deem appropriate.

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

3. The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit C-1 hereto (the “Long-Form Notice”) and the Summary Notice of Proposed Derivative Settlement annexed as Exhibit C-2 hereto (the “Summary Notice”), and finds that the publication of the Long-Form Notice, Summary Notice and Stipulation, substantially in the manner and form set forth in this Order, meets the requirements of California Corporations Code §800 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto. Non-substantive and minor changes to the form and content of the summary and long-form notices may be made without further approval of the Court.

4. Not later than five (5) business days following entry of this Order, Bio-Rad shall: (a) cause a copy of the Long-Form Notice, substantially in the form annexed as Exhibit C-1 hereto, and the Stipulation to be filed with the U.S. Securities and Exchange Commission (“SEC”) along with an SEC Form 8-K or other appropriate filing; (b) create a link to the SEC filing on the Company’s “Investor Relations” page of http://www.bio-rad.com/en-us/corporate/investor-relations, the address of which shall be contained in the Long-Form Notice and Summary Notice; and (c) cause a copy of the Summary Notice, substantially in the form annexed as Exhibit C-2 hereto, to be published once in Investor’s Business Daily.

5. All costs incurred in the filing, publishing and posting of the Long Form Notice and Summary Notice shall be paid by Bio-Rad and Bio-Rad shall undertake all administrative responsibility for such filing, publication and posting.

6. Not later than February 8, 2017, Bio-Rad’s Counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, that it has complied with ¶4 above.

7. All Bio-Rad shareholders shall be bound by all orders, determinations and judgments of the Court in the Actions concerning the Settlement, whether favorable or unfavorable to Bio-Rad shareholders.

8. Except as otherwise provided in the Settlement, pending final determination by the Court of whether the Settlement should be approved, this Court preliminarily bars and enjoins Plaintiffs, all other Bio-Rad shareholders, and the Company, on behalf of themselves, from commencing, instituting, filing, intervening in, participating in (as a nominal defendant or otherwise), receiving any benefit from, or prosecuting any of the Released Claims against any of the Released Persons. All proceedings and discovery in the Actions shall be stayed except as otherwise provided for in the Stipulation, and no party to the Actions or any Bio-Rad shareholders shall file or prosecute any action or proceeding in any court or tribunal relating to the Settlement or asserting any of the Released Claims against the Released Persons.

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

9. All papers in support of the Settlement and the separately negotiated attorneys’ fees and expenses shall be filed with the Court and served on or before February 8, 2017, and any reply briefs shall be filed with the Court on or before February 22, 2017.

10. Any current Bio-Rad shareholders may appear and show cause, if he, she or it has any reason why the terms of the Settlement of the Actions, including the negotiated amount of attorneys’ fees and expenses, should not be approved as fair, reasonable and adequate, or why the Order Approving Derivative Settlement and the Judgment should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no current Bio-Rad shareholders shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Order Approving Derivative Settlement and the Judgment to be entered thereon approving the same, unless that Person has, by no later than February 15, 2017, filed with the Clerk of the Court appropriate proof of Bio-Rad stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof, and any other requirements in the notice. All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk of the Court

Superior Court of California for the County of Contra Costa

725 Court Street

Martinez, CA 94553

OR by filing them in person at the Superior Court of California for the County of Contra Costa, 725 Court Street, Martinez, CA 94553. All written objections and supporting papers also shall be served by first-class mail, by no later than February 15, 2017, at the same time on the following counsel:

Robbins Geller Rudman & Dowd LLP

Attn: Jeffrey D. Light, Esq.

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

Latham & Watkins LLP

Kevin H. Metz, Esq.

555 Eleventh Street, N.W.

Washington, D.C. 20004-1304

Telephone: 202/637-2200

11. Any current Bio-Rad shareholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Order Approving Derivative Settlement and the Judgment to be entered and the releases to be given.

12. Plaintiffs’ Counsel and Defendants’ Counsel are directed to promptly furnish each other with copies of any and all objections that are served upon them or otherwise come into their possession.

13. Neither the Stipulation nor the Settlement, including the Exhibits attached thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims or any fault, wrongdoing or liability of the Released Persons or Bio-Rad; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault or omission of any of the Released Persons or Bio-Rad in any civil, criminal or administrative or other proceeding in any court, administrative agency, tribunal or other forum. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation, the Order Approving Derivative Settlement and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

14. In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the Stipulation, and all negotiations, proceedings, documents prepared and statements made in

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

connection therewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding. In the event the Settlement is terminated pursuant to the terms of the Stipulation, this Order shall be null and void.

15. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Bio-Rad shareholders, and retains exclusive jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Bio-Rad shareholders. Further, the Court may enter the Order Approving Derivative Settlement and the Judgment dismissing the Actions against Defendants and the Released Claims with prejudice (as provided in the Stipulation), approving releases by Plaintiff of all of the Released Claims against the Released Persons, and ordering the payment of attorneys’ fees, costs and expenses, all without further notice to Bio-Rad shareholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE BARRY P. GOODE
JUDGE OF THE SUPERIOR COURT

[PROPOSED] ORDER PRELIM APPROVING DERIV SETTLEMENT AND PROVIDING FOR NOTICE

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (FAX)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL	)	Case No. C-15-00140
EMPLOYEES’ RETIREMENT SYSTEM,	)
Derivatively on Behalf of BIO-RAD	)	NOTICE OF PROPOSED DERIVATIVE
LABORATORIES, INC.,	)	SETTLEMENT
)
Plaintiff,	)
	)	Dept: 17
vs.	)	Date Action Filed: 1/23/15
)
NORMAN SCHWARTZ, et al.,	)
)
Defendants,	)
)
– and –)
)
BIO-RAD LABORATORIES, INC., a	)
Delaware corporation,	)
)
Nominal Party.	)
)

EXHIBIT C-1

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF BIO-RAD LABORATORIES, INC. (“BIO-RAD” OR THE “COMPANY”) AS OF NOVEMBER 4, 2016 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTIONS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD BIO-RAD COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative litigation and a shareholder derivative action pending in the Delaware Chancery Court. This Notice is provided by Order of the Superior Court of California for the County of Contra Costa (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation and Agreement of Settlement dated November 4, 2016 (“Stipulation”).1 A link to the Form 8-K filed with the SEC containing the text of the Stipulation may be found on Bio-Rad’s website at the Investor Relations page at http://www.bio-rad.com/en-us/corporate/investor-relations.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the actions styled City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140, pending before the Superior Court of California for the County of Contra Costa; and In re Bio-Rad Laboratories, Inc. Stockholder Litigation, Consol. Case No. 11387-VCS, pending before the Chancery Court of the State of Delaware (together, the “Actions”). Plaintiffs (on behalf of themselves and derivatively on behalf of Bio-Rad), the Individual Defendants and Nominal Defendant Bio-Rad have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.

[1]	Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

On             , 2017, at             .m., the Court will hold a hearing (the “Settlement Hearing”) in the Actions. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement is fair, reasonable and adequate, including the separately negotiated amount of attorneys’ fees and expenses for Plaintiffs’ Counsel, and should be finally approved; (ii) whether a final judgment should be entered and the Actions dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	THE BIO-RAD DERIVATIVE LITIGATION

These shareholder derivative actions arise out of the Individual Defendants’ alleged breaches of fiduciary duty. In particular, while the Individual Defendants served as directors of Bio-Rad, Bio-Rad violated the books and records provisions of the FCPA with respect to certain aspects of its operations in Russia, Thailand and Vietnam, resulting in enforcement action by the United States Securities and Exchange Commission and the United States Department of Justice. Ultimately, Bio-Rad paid $55 million to resolve the FCPA enforcement actions.

A.	The California Action

On April 13, 2011, plaintiff City of Riviera Beach General Employees’ Retirement System (“City of Riviera Beach”) commenced its shareholder derivative action on behalf of Bio-Rad for alleged breaches of fiduciary duty by certain Bio-Rad directors. Based on Bio-Rad’s violations of the FCPA, the complaint alleged, among other things, that the Individual Defendants breached their fiduciary duties by failing to implement internal control for compliance with the FCPA. The Court dismissed the complaint filed by City of Riviera Beach in 2011 for failure to plead demand futility under Delaware law, but granted City of Riviera Beach leave to amend.

City of Riviera Beach filed its second complaint on January 23, 2015. On April 23, 2015, the Individual Defendants and Bio-Rad demurred to City of Riviera Beach’s second complaint, arguing that a pre-suit demand upon the Bio-Rad Board of Directors was not excused. On June 8, 2015, City of Riviera Beach opposed the demurrer, arguing that a demand was unnecessary because the Board failed to adopt any FCPA controls.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

On August 17, 2015, the Court dismissed City of Riviera Beach’s second complaint without prejudice and with leave to amend. The Court concluded, among other things, that the complaint alleged only that Bio-Rad lacked sufficient FCPA controls and did not allege a sustained or systemic failure of oversight. The Court therefore held Bio-Rad’s directors did not face a risk of liability that excused a pre-suit demand.

On September 4, 2015, to address the pleading issues, City of Riviera Beach made a demand upon the Bio-Rad Board to investigate the Individual Defendants’ culpability for the Company’s FCPA violations. On September 4, 2015, City of Riviera Beach also filed a third complaint, alleging, among other things, that it had made a demand upon the Bio-Rad Board. Further, on September 8, 2015, City of Riviera Beach filed a motion to stay the California action pending the completion of the investigation into the demand.

On October 6, 2015, the Individual Defendants and Bio-Rad demurred to the Amended Complaint and filed an opposition to plaintiff’s motion to stay. City of Riviera Beach subsequently responded to both pleadings in writing.

Thereafter, the Court scheduled a hearing on the demurrer and motion to stay for November 19, 2015. However, before the hearing, the parties agreed to explore a potential resolution of the derivative claims.

B.	The Delaware Action

In January 2015, pursuant to 8 Del. C. §220, each of the plaintiffs, International Brotherhood of Electrical Workers Local No. 38 Pension Fund and Wayne County Employees’ Retirement System (together, “Delaware Plaintiffs”), lodged a books and records inspection demand upon Bio-Rad, requesting documents designed to reveal the Board’s role in Bio-Rad’s FCPA violations. The Company denied both requests. As a result, on April 21, 2015, and May 1, 2015, respectively, each of the Delaware Plaintiffs then filed a lawsuit in the Delaware Court alleging that Bio-Rad had wrongfully denied the Delaware Plaintiffs access to the demanded materials. These two cases were consolidated on May 26, 2015. After further discussions, the Delaware Plaintiffs and the Company reached an agreement requiring Bio-Rad to produce some of the requested documents, and the consolidated books and records action was voluntarily dismissed on July 27, 2015. Attorneys for the Delaware

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

Plaintiffs reviewed the materials Bio-Rad produced in response to their books and records demand. After their review, the Delaware Plaintiffs determined that it was in the best interests of the Company to file shareholder derivative actions against the directors responsible for the corporate misconduct at Bio-Rad.

On August 13, 2015, the Delaware Plaintiffs each filed a shareholder derivative action against the Individual Defendants for breach of fiduciary duty and unjust enrichment. See Int’l Bhd. of Elec. Workers Local 38 Pension Fund v. Schwartz, et al., C.A. No. 11387-VCN (Del. Ch.); Wayne Cnty. Emps.’ Ret. Sys. v. Schwartz, et al., C.A. No. 11390-VCN (Del. Ch.). On August 27, 2015, the Delaware Court consolidated the two Delaware derivative lawsuits into the current consolidated Delaware Action. Before the Individual Defendants’ answer or other response to Delaware Plaintiffs’ complaint was due, the parties to the Delaware Action represented to the Delaware Court that they had planned mediation. The parties to the Delaware Action requested a stay of the Delaware Action, which the Delaware Court granted on November 2, 2015. The parties to the Delaware Action have provided regular status updates to the Delaware Court during the pendency of settlement discussions.

C.	The Mediation and Settlement Negotiations

Beginning in October 2015, representatives of Plaintiffs, the Individual Defendants and Bio-Rad commenced negotiations regarding possible resolution of the Actions. Ultimately, these parties engaged in a formal mediation process before the Honorable Layn R. Phillips, U.S. District Court Judge (Ret.), which culminated in an all-day, in-person mediation session on March 1, 2016, in Newport Beach, California. Although the mediation did not produce a resolution, the settlement negotiations continued, with the assistance of Judge Phillips. As a result of these arm’s-length settlement negotiations, Plaintiffs, the Individual Defendants and Bio-Rad reached an agreement-in-principle for the resolution of the Actions.

D.	The Independent Directors’ Approval of the Settlement

The members of the Derivative Litigation Mediation Committee of the Board, which is composed of independent Bio-Rad directors, exercised their business judgment and have unanimously approved the Settlement and each of its terms, including the attorneys’ fees and expenses provision as in the best interest of Bio-Rad and its shareholders.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Bio-Rad’s website at the Investor Relations page at http://www.bio-rad.com/en-us/corporate/investor-relations.

In connection with the Settlement of the Actions, Bio-Rad shall adopt and maintain the corporate governance measures described below within sixty (60) days after the Court’s approval of the proposed Settlement. The corporate governance reforms shall remain in effect for not fewer than five (5) years from that date and shall not be altered without a Court order.

Bio-Rad and the Individual Defendants acknowledge and agree that the corporate governance policies set forth below confer substantial benefits upon Bio-Rad and its shareholders. Bio-Rad and the Individual Defendants also acknowledge that the commencement, prosecution, and settlement of the Actions were material and substantial factors in the Company’s decision to adopt, implement, and maintain the corporate governance reforms set forth below.

CORPORATE GOVERNANCE POLICIES

A.	CREATION OF LEGAL AND REGULATORY COMPLIANCE COMMITTEE (“Compliance Committee”)

Bio-Rad shall establish and operate a Compliance Committee of the Bio-Rad Board of Directors consistent with the terms set forth in the Compliance Committee Charter (Subsection III.B below) and the Compliance Committee Policies and Procedures (Subsection II.C below). The Compliance Committee shall be comprised of three (3) independent non-executive directors, provided that at least four (4) members of the Bio-Rad Board are independent. If at any time the Bio-Rad Board has fewer than four (4) independent directors, the Compliance Committee may consist of two (2) Members.

The Compliance Committee shall adopt policies and procedures that will have the purpose of establishing the legal, regulatory and ethical compliance practices and policies of the Company to be in accordance with the applicable laws and regulations.

No later than twenty (20) calendar days before the date of the Settlement Hearing, Bio-Rad shall inform Plaintiffs’ Counsel of the identity of the independent non-executive directors to be appointed to the Compliance Committee. Plaintiffs’ Counsel shall inform Bio-Rad’s Counsel of their consent to the appointments within three (3) days of notice by Bio-Rad’s Counsel. The initial members of the Compliance Committee shall serve for a minimum term of one-year from the date of the Committee’s establishment.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

B.	CHARTER OF COMPLIANCE COMMITTEE

Requirements and Structure

The membership of the Legal and Regulatory Compliance Committee (the “Compliance Committee”) shall be determined by the board of directors of the Company (the “Board”) and shall consist of at least three (3) independent nonexecutive members, each of whom is a member of the Board and provided at least four members of the Board are independent (each, a “Member”). If the Board has fewer than four independent members, the Compliance Committee may consist of two (2) independent nonexecutive Members. In such event, both members must be present to establish a quorum. To be considered independent, a Member must meet the applicable independence requirements of the New York Stock Exchange. The Compliance Committee shall be operative for at least five (5) years from implementation.

The Board shall elect or appoint a Member to be the chairperson of the Compliance Committee (the “Chairperson”). The Board may remove a Member at any time, with or without cause, provided however that the initial members of the Compliance Committee shall serve for a minimum of one year from the Committee’s establishment.

Purpose and Role

The purpose of the Compliance Committee is to assist the Board with its oversight of the Company’s compliance with the Foreign Corrupt Practice Act of 1977 (“FCPA”) and other anti-corruption, anti-kickback and false-claims laws, as well as the Company’s Compliance Program and related compliance policies, as further described in the Authority and Process section below.

In addition to the authority delegated to the Compliance Committee in this Charter, the Compliance Committee may exercise any other powers delegated to it by the Board from time to time consistent with the Company’s bylaws. The authority delegated by the Board to the Compliance Committee in this Charter or otherwise shall be exercised and carried out by the Compliance Committee as it deems appropriate without requirement of Board approval. While acting within the scope of the powers delegated to it, the Compliance Committee shall have and may exercise all the powers and authority of the Board.

Authority and Process

The Compliance Committee shall adopt the Legal and Regulatory Compliance Committee Policies and Procedures (set forth below) to carry out the responsibilities set forth in this Charter. Such policies and procedures will have the purpose of causing the legal, regulatory and ethical compliance practices and policies of the Company to be in accordance with all applicable laws and regulations.

The Compliance Committee may retain independent counsel, experts or advisors that the Compliance Committee believes to be necessary or appropriate. The Compliance Committee may request and meet privately with any member of the Company’s senior management team or any other Company employee. The Compliance Committee will also have the right to use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, to pay the Compliance Committee’s expenses in conducting its operations. The Compliance Committee may conduct or authorize investigations into any matters within the scope of the authority delegated it.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

The Compliance Committee shall have the authority to:

•	Review and oversee the Company’s Compliance Program and the Company’s compliance with relevant laws, regulations, and internal procedures.

•	Review and evaluate internal reports and external data to assess whether there are significant concerns regarding the Company’s regulatory and/or compliance practices.

•	Oversee the implementation of the Company’s Compliance Program with respect to companies acquired by the Company or in which the Company otherwise exercises a controlling interest.

•	At least annually, report to the Board of Directors on the state of the Company’s compliance functions.

•	Convey to the Company’s directors and employees that compliance commitment is a part of their compensation and performance reviews.

Meetings

The Compliance Committee shall meet at least once during each fiscal quarter, and otherwise, as the Compliance Committee determines necessary to carry out its responsibilities.

The Chairperson shall be responsible for scheduling all meetings of the Compliance Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Compliance Committee may adopt such other rules and regulations for calling and holding its meetings and for the transaction of business at such meetings as is necessary or desirable and not inconsistent with the provisions of the Company’s bylaws or this Charter.

C.	COMPLIANCE COMMITTEE POLICY AND PROCEDURE

(1)	Purpose and Scope

As described in the Bio-Rad Legal and Regulatory Compliance Committee Charter (“Compliance Committee Charter”), the Legal and Regulatory Compliance Committee (“Compliance Committee”) shall oversee Bio-Rad’s compliance with the Foreign Corrupt Practices Act (“FCPA”), and other anti-corruption, anti-kickback and false claims laws as well as Bio-Rad’s Compliance Program and related compliance policies.

In the event of any discrepancies or inconsistencies, the Compliance Committee Charter governs the operations of the Compliance Committee and supersedes the Compliance Committee Policies and Procedures described herein.

(2)	Powers and Authority of the Compliance Committee

(a) The Compliance Committee shall be empowered to assist the Bio-Rad Board with oversight of the Company’s compliance with the FCPA and similar anti-corruption, anti-kickback and false claims laws, as well as the Company’s Compliance Program and related compliance policies.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

(b) While acting within the scope of its delegated authority, the Compliance Committee shall have and may exercise all the powers of the Board.

(c) The Compliance Committee shall be able to direct management to conduct audits on compliance, legal and/or regulatory concerns. The Compliance Committee shall be able to direct whether it should be the direct recipient of the results of such an audit.

(d) The Compliance Committee may request and meet privately with any member of the Bio-Rad senior management team or any other Bio-Rad employee.

(e) The Compliance Committee shall be able to retain outside counsel with appropriate expertise, experts, and advisors in the discharge of its responsibilities. Consistent with the Compliance Committee Charter, the Company shall provide for appropriate funding, for payment of compensation to counsel, experts or advisors employed by the Compliance Committee and ordinary administrative expenses of the Compliance Committee that are appropriate for carrying out its duties. The Compliance Committee will also have the right to use the services of the Company’s regular legal counsel or other advisors to the Company.

(f) The Chief Executive Officer shall consult with the Compliance Committee in advance of any termination or replacement of the Chief Compliance Officer.

(g) The Compliance Committee shall, at least annually, convey to Bio-Rad’s directors, senior management, executives, managers, and all other employees that a commitment to legal and regulatory compliance, including with the FCPA and similar anti-corruption laws, is a part of their compensation and performance reviews.

(3)	Review and Reporting Responsibilities

With respect to Bio-Rad’s Compliance Program, the Compliance Committee shall have the following review and reporting responsibilities:

(a) On an annual basis, the Compliance Committee shall:

(1) receive a report from Internal Audit on completion and results of any legal and/or regulatory compliance audits performed by Bio-Rad’s internal auditor at the Company and its subsidiaries. The report shall include an assessment of any known FCPA compliance risks associated with each audit with an unsatisfactory rating;

(2) receive a report from the CCO on any audits performed on third party agents and distributors related to compliance with Company agreements and applicable laws and regulations, including, without limitation, the FCPA and similar anti-corruption laws.

(3) report to the Board on the state of the Company’s legal and regulatory compliance functions, including, without limitation, (i) any disagreements with management; (ii) the Compliance Committee’s assessment of the adequacy of legal and/or regulatory compliance staffing and resources; (iii) recent developments, updates, or changes to

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

the FCPA, state and federal false claims and anti-kickback laws, and other applicable anti-corruption laws; (iv) recent enforcement trends; (v) any significant disciplinary actions against any compliance or internal audit personnel; and (vi) any other issues that the Compliance Committee determines reflects any systemic or widespread problems in compliance, exposing Bio-Rad to substantial compliance risk.

(b) On a quarterly basis, receive a presentation from the Chief Compliance Officer (“CCO”) regarding Bio-Rad’s compliance with the FCPA and similar anti-corruption laws (“Compliance Matters”). The presentation shall include:

(1) an assessment of the effectiveness of Bio-Rad’s FCPA, similar anti-corruption and related legal and regulatory compliance efforts;

(2) an assessment of key compliance issues, government investigations and hotline tips;

(3) a summary of the nature and scope of compliance investigations;

(4) any other issues that are deemed to reflect any systemic or widespread problems exposing Bio-Rad to substantial compliance risk;

(5) an assessment of the Company’s Compliance Program and related compliance policies, staffing and resources, including any recommendations to the Chief Executive Officer and Chief Operating Officer on adequacy of staffing and resources of Bio-Rad’s Compliance Program and related compliance policies.

(c) On a quarterly basis, with respect to Bio-Rad’s review and evaluation of external complaints alleging significant concerns in Bio-Rad’s legal and/or regulatory compliance behavior, including with regard to the FCPA and similar anti-corruption laws, and based on criteria to be developed by the Compliance Committee:

(1) review all whistle-blower complaints relating to Compliance Matters, the responses to such complaints, and reports on the steps taken to implement the responses;

(2) review qui tam lawsuits unsealed by the government and/or made known to Bio-Rad relating to Compliance Matters. This review shall include an assessment of the factual allegations of the claims, any potential legal exposure for the Company, and whether it reflects a regulatory or compliance problem;

(3) review all government investigations relating to Compliance Matters. This review shall include an assessment of the details and factual reports on the investigation, the conduct at issue, and whether it reflects a regulatory or compliance issue at the Company; and

(4) review a report on retaliation claims, lawsuits to settlements relating to Compliance Matters.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

(d) At least every two years, commission (1) an external review by counsel or other professionals of relevant Company policies for compliance with applicable laws and regulations, and (2) a risk assessment of the Company’s operations to ensure that the Company’s Compliance Program appropriately addresses the Company’s regulatory and compliance risks.

(e) For any newly acquired companies, or a company in which Bio-Rad exercises a controlling interest, the CCO shall report to the Compliance Committee on the following:

(1) any compliance, regulatory or criminal issues or investigations, qui tam actions, or pending FCPA investigations and/or lawsuits of which Bio-Rad becomes aware, and the status of each;

(2) a timetable for training compliance, regulatory and legal personnel at the acquired company of the policies, procedures and reporting requirements of Bio-Rad, such training to be completed as soon as practicable; and

(3) a timetable for training employees, and where necessary and appropriate, business partners, at the acquired company of the policies, procedures and reporting requirements of Bio-Rad, such training to be completed as soon as practicable.

(4)	Acquisitions

When Bio-Rad acquires or otherwise obtains a new controlling interest in an entity, Bio-Rad shall use good faith efforts to complete (1) Bio-Rad Code of Business Ethics and Conduct training, and (2) International Anti-Corruption Compliance Manual training, for all employees of the newly-acquired company within 90 days of closing; and (3) implementation of all other legal and regulatory policies and procedures, including those related to the FCPA and similar anti-corruption laws, as soon as practicable after closing.

(5)	Division of Authority Between the Audit Committee and Compliance Committee

(a) The Audit Committee remains responsible for certain legal and regulatory compliance functions. Both internal and external auditors, as well as the Ethics and Compliance Council, will continue to report to the Audit Committee in a manner consistent with current practices to the Audit Committee, except to the extent that either is required to report to the Compliance Committee by the provisions and procedures set forth herein.

(b) Management shall report to the Compliance Committee if there is any significant disciplinary action against any compliance personnel, including the nature of the conduct that lead to the disciplinary action, the disciplinary action and the reason for it, and an analysis of whether the underlying conduct reflects any compliance or regulatory problems or issues.

(c) In advance of the report set forth above in subsection III.A.1, the Audit Committee and Compliance Committee, either through their Chairs or otherwise, shall confer on any matters of mutual interest in light of their respective responsibilities.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

(6)	Compensation Clawback Policy

If there is a (i) government criminal charge or civil complaint indicating a significant compliance or regulatory problem that results in a criminal conviction or a civil settlement with the Department of Justice, (ii) qui tam action in which the government intervenes, or (iii) such other government or regulatory action that, in the judgment of the Board, has caused significant regulatory, financial or reputation damage to the Company, then the Compliance Committee must consider recommending to the Compensation Committee taking actions consistent with those provisions described below with respect to compensation:

(a) The Compliance Committee shall make a written recommendation to the Compensation Committee concerning the extent, if any, that the incentive-based compensation of any executive, senior manager, compliance personnel and/or attorney involved in the conduct described above or with direct supervision over an employee that engaged in the conduct described above should be reduced or extinguished.

(b) The incentive-based compensation of any executive, senior manager, compliance personnel and/or attorney shall not be impacted if they were not involved in the misconduct or engaged in the direct or indirect supervision of the employee involved in the misconduct.

(c) Nothing in this section is designed to limit or restrict the Company or the Board from taking any disciplinary action they deem appropriate.

(7)	Liability of Company Officers or Directors

Nothing herein shall expand the liabilities of any Bio-Rad directors or officers beyond any liabilities otherwise imposed by law.

D.	DIRECTOR TRAINING

Each member of the Board shall attend a training program that emphasizes corporate ethics and compliance with the FCPA within six (6) months after final court approval of this settlement. All new directors shall attend a program similar to that referenced above within six (6) months of appointment to the Board.

Training of the Board shall include coverage of Bio-Rad’s International Anti-Corruption Compliance Manual, as appropriate, and the Code of Business Ethics and Conduct. The content of the training materials shall be annually reviewed by the Chief Compliance Officer to ensure the materials are current and appropriately tailored to address, if applicable, recent developments, updates, or changes to the FCPA, applicable state and federal false claims and anti-kickback laws, and other applicable anti-corruption laws. Patterns and issues identified in the FCPA testing program shall be addressed in updated training materials, revisions to policies, and/or in notices posted on Bio-Rad intranet and circulated to appropriate personnel.

Training shall be conducted through live training or online, as appropriate. The Company shall continue to require completion of a tailored online anti-corruption e-training module upon appointment.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

E.	ADDITIONAL DUTIES OF THE CHIEF COMPLIANCE OFFICER (“CCO”)

(1) The CCO shall interact with the executive team and overseeing implementation and maintenance of the Company’s compliance programs, including FCPA compliance programs, with particular emphasis on business operations in high-risk countries.

(2) The CCO, or the CCO’s designee, shall implement compliance policies addressing bidding and tenders; samples and free products; and loaners and evaluation products. The CCO, or the CCO’s designee, shall monitor compliance with these policies through the Compliance Department;

(3) The CCO, or the CCO’s designee, shall implement an augmented global pricing and discount policy with embedded compliance controls; and

(4) The CCO shall have the right to present a report at any regularly-noticed meeting of the Board, the Audit Committee or the Compliance Committee.

F.	COMPLIANCE AND ETHICS LEADS

The Company shall hire at least three Compliance and Ethics Leads to work outside the United States, in locations identified by the CCO. These employees will report to the CCO or his designee and will be funded by corporate headquarters.

G.	BOARD AND COMPLIANCE COMMITTEE

The Board shall monitor and review on a regular basis senior management’s efforts to make clear to all levels of management that ethical performance is monitored as well as financial performance. The Legal and Regulatory Compliance Committee shall take steps to promote an ethical corporate culture through the creation of enhanced training and enhanced compliance measures.

H.	COMPLIANCE AND ETHICS COUNCIL

The Compliance and Ethics Council (the “Council”) shall be required to have a quorum, consisting of a majority of members present in-person or via telephone or video conference, to conduct meetings. The Council shall prepare minutes for every meeting. The membership of the Council shall include one representative from each of the Company’s principal international sectors. These representatives will report to the CCO or the CCO’s designee.

I.	ANNUAL REVIEW OF THE CODE OF BUSINESS ETHICS & CONDUCT

The CCO and General Counsel (or their designees) shall review the Code of Business Ethics & Conduct on an annual basis and any changes suggested by them shall be reviewed by the Board of Directors.

J.	TRANSPARENCY

The Company shall make available on its website current versions of Bio-Rad’s: (a) Certificate of Incorporation; (b) By-Laws; (c) Audit Committee Charter; (d) Supplier Code of Conduct; (e) Code of Business Ethics & Conduct; and (f) California Transparency in Supply Chains Act Disclosure.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

IV.	RELEASES

Upon the Effective Date of the Settlement, Plaintiffs, Bio-Rad, and each of Bio-Rad’s stockholders shall be deemed to have, and by operation of the Judgment shall have fully, finally, and forever released, relinquished and discharged the Released Claims (including Unknown Claims) against the Released Persons, provided that nothing in the Stipulation in any way impairs or restricts the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

The Stipulation defines “Released Persons” as:

(a) Bio-Rad and each and all of the Individual Defendants, each and all of Bio-Rad’s and the Individual Defendants’ respective parents, subsidiaries, affiliates, successors, predecessors, assigns, any entity in which Bio-Rad or any Individual Defendant has or have a controlling interest (directly or indirectly), members of any Individual Defendant’s immediate family, any entity in which any member of any Individual Defendant’s immediate family has or had a controlling interest (directly or indirectly), and any trust of which any Individual Defendant is the settlor or which is for the benefit of any Individual Defendant and/or member(s) of his or her family, and (b) each and all of Bio-Rad’s and the Individual Defendants’ respective past and present accountants, administrators, advisors, affiliates, agents, attorneys, auditors, co-insurers, commercial bank lenders, consultants, stockholders, directors, employees, executors, financial advisors, general or limited partnerships, heirs, insurers, investment advisors, investment bankers, investment banks, joint ventures, officers, personal or legal representatives, predecessors, principals, reinsurers, representatives, stockholders, spouses and domestic partners.

The Stipulation defines “Released Claims” as:

all claims (including Unknown Claims, as defined below), debts, demands, rights, liabilities, obligations and causes of action of any nature or description whatsoever, known or unknown, whether or not concealed or hidden, that have been, could or might have been, asserted by Plaintiffs, Bio-Rad and/or any Bio-Rad shareholder derivatively on behalf of Bio-Rad against any Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, professional negligence, mismanagement, corporate waste, or violations of any state or federal statutes, rules or regulations), for conduct, actions, failures to act, occurrences or events through and including the date on which this Stipulation is executed by all signatures that are based upon or related to: (i) the facts, transactions, events, occurrences, actions, omissions, or failures to act which were alleged or described in the Actions or the Demand Letter; (ii) any claims of FCPA violations by Bio-Rad, the Individual Defendants, or any of the Released Persons; and/or (iii) the defense, prosecution, institution, assertion, settlement or resolution of the Actions, including the payments provided for in this Stipulation, and the reasonable attorneys’ fees, costs, and expenses incurred in defense thereof. Notwithstanding the foregoing, Released Claims shall not include claims to enforce the terms of this Stipulation or the Settlement. In addition, Released Claims shall not include any claims (including Unknown Claims, as defined below), rights, demands, causes of action, liabilities, and debts of every nature and description whatsoever, whether known or unknown, whether or not concealed or hidden, that arise after the date of this Stipulation in the action entitled Sanford S. Wadler v. Bio-Rad Laboratories Inc., et al., Case No. 3:15-cv-02356 (N.D. Cal.).

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

This is a summary of the Release. A full copy of the Release in this case and further details regarding the Settlement are set forth in the Stipulation.

V.	PLAINTIFFS’ COUNSEL’S SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES

After negotiating the principal terms of the Settlement, counsel for Plaintiffs and Bio-Rad, acting by and through its counsel, with the assistance of the Honorable Layn R. Phillips (Ret.), separately negotiated the attorneys’ fees and expenses the Company would pay to Plaintiffs’ Counsel based on the substantial benefits conferred upon Bio-Rad by the Settlement. In light of the substantial benefits conferred by Plaintiffs’ Counsel’s efforts, Bio-Rad, has agreed to pay $3.5 million in attorneys’ fees and expenses, subject to court approval (the “Fee and Expense Amount”). The Fee and Expense Amount includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Actions. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Bio-Rad shareholders. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the results achieved in the litigation. Plaintiffs may apply to the Court for reasonable service awards in an amount not to exceed more than $5,000.00 to each Plaintiff.

VI.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Plaintiffs’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Bio-Rad and its shareholders.

A.	Why Did the Individual Defendants Agree to Settle?

The Individual Defendants have denied and continue to deny each and every one of the claims and contentions alleged by the Plaintiffs in the Actions. The Individual Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Without limiting the foregoing, the Individual Defendants

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Bio-Rad or its shareholders, or that Plaintiffs, Bio-Rad, or its shareholders suffered any damage or were harmed as a result of any conduct alleged in the Actions or otherwise. The Individual Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Bio-Rad and its shareholders.

Nonetheless, the Individual Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Actions, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens and uncertainties associated with continued litigation of the claims asserted in the Actions, (b) finally put to rest those claims and the underlying matters, and (c) confer benefits upon Bio-Rad. Therefore, the Individual Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

B.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and potential appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Bio-Rad and its shareholders.

VII.	SETTLEMENT HEARING

On             , at             .m., the Court will hold the Settlement Hearing at the Superior Court of California for the County of Contra Costa, 725 Court Street, Martinez, CA 94553. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Amount should be approved, and whether the Actions should be dismissed with prejudice pursuant to the Stipulation. If the Court issues an order and judgment that approves the Settlement and becomes final, plaintiffs in the Delaware Action will then file a voluntary dismissal with prejudice of the Delaware Action.

Pending determination of whether the Settlement should be approved, no Bio-Rad shareholder, either directly, representatively, derivatively or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims.

VIII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any current Bio-Rad shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Bio-Rad shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.

IX.	RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO

Any current Bio-Rad shareholder may appear and show cause, if he, she or it has any reason why the Settlement of the Actions should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, or why the separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. The case name and number (City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140);

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

3. Proof of being a Bio-Rad shareholder as of the Record Date, November 4, 2016;

4. The date(s) you acquired your Bio-Rad shares;

5. A statement of each objection being made;

6. Notice of whether you intend to appear at the Settlement Hearing. You are not required to appear; and

7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court

All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk of the Court

Superior Court of California for the County of Contra Costa

725 Court Street

Martinez, CA 94553

OR by filing them in person at the Superior Court of California for the County of Contra Costa. All written objections and supporting papers also shall be served by first-class mail, at the same time on the following counsel:

Robbins Geller Rudman & Dowd LLP

Attn: Jeffrey D. Light, Esq.

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

Latham & Watkins LLP

Kevin H. Metz, Esq.

555 Eleventh Street, N.W.

Washington, D.C. 20004-1304

Telephone: 202/637-2200

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN             .

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

X.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Actions at the Clerk’s office at the Superior Court of California for the County of Contra Costa, 725 Court Street, Martinez, CA 94553. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at http://www.bio-rad.com/en-us/corporate/investor-relations.

If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: ______________, 2016	BY ORDER OF THE COURT SUPERIOR COURT OF CALIFORNIA FOR THE COUNTY OF CONTRA COSTA

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL EMPLOYEES’ RETIREMENT SYSTEM,

Derivatively on Behalf of BIO-RAD

LABORATORIES, INC.,

                                                         Plaintiff,

        vs.

NORMAN SCHWARTZ, et al.,

                                                         Defendants,

        – and –

BIO-RAD LABORATORIES, INC., a

Delaware corporation,

                                                         Nominal Party.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. C-15-00140 SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT Dept: 17 Date Action Filed: 1/23/15

EXHIBIT C-2

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF BIO-RAD LABORATORIES, INC. (“BIO-RAD” OR THE “COMPANY”) AS OF NOVEMBER 4, 2016 (THE “RECORD DATE”)

PLEASE TAKE NOTICE that the above-captioned shareholder derivative actions (the “Actions”) are being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated November 4, 2016 (the “Stipulation” or “Settlement”).1 Under the terms of the Stipulation, as a part of the proposed Settlement, Bio-Rad shall adopt certain corporate governance enhancements. These reforms are designed to address the claims asserted in the Actions and enhance the Bio-Rad Board of Directors’ monitoring of, response to, and compliance with the Foreign Corrupt Practices Act of 1977 and similar anti-corruption laws.

The non-defendant, independent members of the Bio-Rad Board reviewed the derivative settlement parameters, and exercising their business judgment and mindful of its duties to shareholders, approved the Settlement. Bio-Rad and the Individual Defendants agree and acknowledge that the corporate governance enhancements confer substantial benefits upon Bio-Rad and its shareholders.

In light of the substantial benefits conferred upon Bio-Rad by Plaintiffs’ Counsel’s efforts, the Company, by and through its Board of Directors, in exercising its business judgment, has agreed to pay Plaintiffs’ Counsel $3.5 million in attorneys’ fees and expenses, subject to court approval.

IF YOU WERE A RECORD OR BENEFICIAL OWNER OF BIO-RAD COMMON STOCK AS OF NOVEMBER 4, 2016, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.

On             , 2017, at             .m., a hearing (the “Settlement Hearing”) will be held at the Superior Court of California for the County of Contra Costa, 725 Court Street, Martinez, CA 94553, before the Honorable Barry P. Goode, to determine: (1) whether the terms of the proposed Settlement, including the separately negotiated attorneys’ fees and expenses, should be approved as fair, reasonable and adequate; and (2) whether the Actions should be dismissed on the merits and with prejudice on the terms set forth in the Stipulation. The Court has the right to change the hearing date or time without further notice.

[1]	This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Superior Court of California for the County of Contra Costa. A link to the Form 8-K filed with the SEC containing the text of the Stipulation may be found on the Company’s website at the Investor Relations page at http://www.bio-rad.com/en-us/corporate/investor-relations. All capitalized terms herein have the same meanings as set forth in the Stipulation.

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

Any Bio-Rad shareholder that objects to the Settlement shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she or it was a shareholder of record or beneficial owner as of November 4, 2016. Any Bio-Rad shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. However, no shareholder of Bio-Rad shall be heard at the Settlement Hearing unless, no later than             , such shareholder has filed with the Court, a written notice of objection containing the following information:

1. Your name, legal address, and telephone number;

2. The case name and number (City of Riviera Beach General Employees’ Retirement System v. Schwartz, et al., Case No. C-15-00140);

3. Proof of being a Bio-Rad shareholder as of the Record Date;

4. The date(s) you acquired your Bio-Rad shares;

5. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

6. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before             .

Any Bio-Rad shareholder as of November 4, 2016, who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall be forever foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

incorporated in the Stipulation and/or to the separately negotiated attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 1-800-449-4900.

PLEASE DO NOT CONTACT THE COURT REGARDING THIS NOTICE

DATED: ____________, 2016	BY ORDER OF THE COURT SUPERIOR COURT OF CALIFORNIA COUNTY OF CONTRA COSTA

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

[Additional counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL

EMPLOYEES’ RETIREMENT SYSTEM,

Derivatively on Behalf of BIO-RAD

LABORATORIES, INC.,

                                                     Plaintiff,

        vs.

NORMAN SCHWARTZ, et al.,

                                                     Defendants,

        – and –

BIO-RAD LABORATORIES, INC., a

Delaware corporation,

                                                     Nominal Party.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. C-15-00140 [PROPOSED] ORDER APPROVING DERIVATIVE SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE Dept: 17 Date Action Filed: 1/23/15

EXHIBIT D

[PROPOSED] ORDER APPROVING DERIV SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE

This matter came before the Court for hearing pursuant to the Order of this Court, dated             , 2016 (“Order”), on Plaintiff’s motion for final approval of the settlement (“Settlement”) set forth in the Stipulation and Agreement of Settlement, dated November 4, 2016 (the “Stipulation”). Due and adequate notice having been given of the Settlement as required in said Order, and the Court having considered all papers filed and proceedings had herein, and otherwise being fully informed in the premises and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Order incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein).

2. This Court has jurisdiction over the subject matter of the Actions, including all matters necessary to effectuate the Settlement, and over all parties to the Actions, including, but not limited to, the Plaintiff, Bio-Rad Laboratories, Inc. (“Bio-Rad”), current Bio-Rad shareholders, and the Individual Defendants.

3. The Court finds that the notice provided to Bio-Rad shareholders was the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in the Stipulation, to all Persons entitled to such notice. The notice fully satisfied the requirements of California Corporations Code §800 and due process.

4. The Actions and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice. As among Plaintiff, the Individual Defendants and Bio-Rad, the parties are to bear their own costs, except as otherwise provided in the Stipulation.

5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

6. Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Bio-Rad), Bio-Rad, and each of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims (including Unknown Claims) against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

[PROPOSED] ORDER APPROVING DERIV SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE

7. Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Bio-Rad), Bio-Rad, and each of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) shall be deemed to have, and by operation of the Judgment shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

8. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Bio-Rad, Plaintiffs and Plaintiffs’ Counsel and all of Bio-Rad’s stockholders (solely in their capacity as Bio-Rad stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims up to and through the date of the Stipulation. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

9. The Court hereby approves the Fee and Expense Amount in accordance with the Stipulation and finds that such fee is fair and reasonable in light of the substantial benefits conferred upon Bio-Rad by the Settlement.

10. The Court hereby approves a service award of $            to each Plaintiff and finds that such award is fair and reasonable and reasonably compensates these Plaintiffs for the time expended in prosecuting these Actions. Such service awards shall be paid from their respective counsel’s attorneys’ fees.

11. Neither the Stipulation (including any exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is or may

[PROPOSED] ORDER APPROVING DERIV SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE

be deemed to be or may be used as a presumption, concession, admission or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

12. During the course of the Actions, the parties and their respective counsel at all times complied with the requirements of California Code of Civil Procedure §128.7, and all other similar laws relating to the institution, prosecution, defense of, or settlement of the Actions.

13. Without affecting the finality of this Order and the Judgment in any way, this Court hereby retains continuing and exclusive jurisdiction over the Actions and the parties to the Stipulation to enter any further orders as may be necessary to effectuate, implement and enforce the Stipulation and the Settlement provided for therein and the provisions of this Order.

14. If the Settlement is terminated as provided in the Stipulation or the Effective Date of the Settlement otherwise fails to occur, this Order and the Judgment shall be vacated, rendered null and void and be of no further force and effect, except as otherwise provided by the Stipulation, and this Order and the Judgment shall be without prejudice to the rights of the Plaintiff and the Settling Parties shall revert to their respective positions in the Actions immediately prior to November 4, 2016, as provided in the Stipulation.

[PROPOSED] ORDER APPROVING DERIV SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE

15. This Order, together with the Judgment, is a final and appealable resolution in the Actions as to all claims and the Court directs immediate entry of the Judgment forthwith by the Clerk, dismissing the Actions with prejudice.

IT IS SO ORDERED.

DATED: _________________
THE HONORABLE BARRY P. GOODE
JUDGE OF THE SUPERIOR COURT

[PROPOSED] ORDER APPROVING DERIV SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

BENNY C. GOODMAN III (211302)

ERIK W. LUEDEKE (249211)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

CRAIG W. SMITH (164886)

JENNY L. DIXON (192638)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF CONTRA COSTA

CITY OF RIVIERA BEACH GENERAL

EMPLOYEES’ RETIREMENT SYSTEM,

Derivatively on Behalf of BIO-RAD

LABORATORIES, INC.,

                                                         Plaintiff,

        vs.

NORMAN SCHWARTZ, et al.,

                                                         Defendants,

        – and –

BIO-RAD LABORATORIES, INC., a

Delaware corporation,

                                                         Nominal Party.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. C-15-00140 [PROPOSED] JUDGMENT Dept: 17 Date Action Filed: 1/23/15

EXHIBIT E

[PROPOSED] JUDGMENT

Plaintiff, having moved for final approval of the settlement set forth in the Stipulation and Agreement of Settlement, dated November 4, 2016, due and adequate notice having been given to Bio-Rad stockholders, the matter having come before the Honorable Barry P. Goode, Judge of the Superior Court, and the Court, on             , having issued its Order Approving Derivative Settlement and Order of Dismissal with Prejudice, and having directed the Clerk of the Court to enter judgment, it is

ORDERED, ADJUDGED AND DECREED:

1. This Judgment incorporates by reference the Court’s Order Approving Derivative Settlement and Order of Dismissal with Prejudice dated             ; and

2. That for the reasons stated in, and pursuant to the terms set forth in, the Court’s Order Approving Derivative Settlement and Order of Dismissal with Prejudice dated             , Plaintiff’s Motion for Final Approval of Derivative Settlement is granted; accordingly, this case, and all related cases, are closed.

BY:
Dated: __________________
Clerk of Court

[PROPOSED] JUDGMENT